SUPPLEMENT TO
PROSPECTUS

CALVERT MUNICIPAL FUND, INC.
Calvert California Limited-Term Municipal Fund

Date of Prospectus:   April 30, 2003 as revised December 31, 2003
Date of Supplement:   January 6, 2004

Please add the following section to Exhibit A to the prospectus:

Former Shareholders of the Calvert Tax-Free Reserves California Money Market Portfolio
Through December 31, 2004, Calvert will waive the 1% front-end sales charge on shares of the Fund offered in this prospectus to persons who were shareholders of the Calvert Tax-Free Reserves California Money Market Portfolio in 2003. Please include documentation showing ownership of the Fund with your initial Calvert application.